UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2023

NCR VOYIX CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-1936

NCR Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VYX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On November 9, 2023, NCR Voyix Corporation (the “Company”) issued a press release setting forth its preliminary third quarter 2023 financial results and certain other financial information. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
The Company also announced that it expects to file an extension for the filing of its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, pursuant to Rule 12b-25, due to the finalization of certain accounting items relating to the spin-off of NCR Atleos Corporation (“NCR Atleos”) that was completed on October 16, 2023.
The Company expects to file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 on November 14, 2023, which will align the timing for filing its Quarterly Report on Form 10-Q to the anticipated timing for NCR Atleos’ Quarterly Report on Form 10-Q for the same period.

Item 7.01.     Regulation FD Disclosure.
On November 9, 2023, the Company will hold its previously announced conference call to discuss third quarter 2023 results. The Company will also discuss third quarter 2023 financial results based on the Company’s new segment reporting structure, which will impact the Company’s segment reporting beginning in the fourth quarter of 2023. A copy of supplemental materials that will be referred to in the conference call, and which were posted to the Company’s website, are attached hereto as Exhibits 99.2 and 99.3.
The information in this report (including Exhibits 99.1, 99.2 and 99.3) is being furnished pursuant to Item 2.02 and Item 7.01, as applicable, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this current report on Form 8-K:

Exhibit No.        Description
99.1            Press Release issued by the Company, dated November 9, 2023
99.2            Supplemental materials, dated November 9, 2023
99.3            Supplemental materials, dated November 9, 2023
104            Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Voyix Corporation

By:	/s/ Brian Webb-Walsh
Brian Webb-Walsh
Executive Vice President and Chief Financial Officer
Date: November 9, 2023